                                                                   EXHIBIT 10.28

   UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") (55 WATER STREET, NEW YORK, NEW
   YORK) TO THE ISSUER HEREOF OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

   UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY./1/


   REGISTERED                       CUSIP No.              PRINCIPAL AMOUNT
   No. FXR                         94874R AB 2               $12,500,000
          ------------             -----------             ----------------



                          WEINGARTEN REALTY INVESTORS
                       SENIOR MEDIUM-TERM NOTE, SERIES A
                                 (Fixed Rate)


   ORIGINAL ISSUE DATE:           INTEREST RATE:            STATED MATURITY
                                                                 DATE:
     5/22/95                         7.29%                     5/23/05

   INTEREST PAYMENT DATE(S)       RECORD DATE(S):            DEFAULT RATE:
   [ x ] 3/15 and 9/15            [ x ] 3/1 and 9/1                N/A
   [   ] Other:                   [   ] Other:

-------------------
/1/  This paragraph applies to Global Securities only.

    REDEMPTION                    INITIAL REDEMPTION         ANNUAL REDEMPTION
   COMMENCEMENT                      PERCENTAGE:                PERCENTAGE
       DATE:                                                    REDUCTION:
       N/A                               N/A                       N/A

   OPTIONAL REPAYMENT
   DATE(S):
             N/A
   [   ]  Check if an Original Issue
          Discount Note Issue Price:      %


   SPECIFIED CURRENCY:
   [ x ]  U.S. dollars
   [   ]  Other

   EXCHANGE RATE AGENT:
          N/A

   AUTHORIZED DENOMINATION:
   [ x ]  $1,000 and integral multiples
          thereof
   [   ]  Other:


   ADDENDUM ATTACHED
   [   ]  Yes
   [ x ]  No


   OTHER/ADDITIONAL PROVISIONS:

           WEINGARTEN REALTY INVESTORS (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the
                                       -----------
   principal sum of $12,500,000, on the Stated Maturity Date specified above (or
                    -----------
   any Redemption Date or Repayment Date, each as defined on the reverse hereof) (each such Stated Maturity Date, Redemption Date or Repayment Date being hereinafter referred to as the "Maturity Date") with respect to the principal repayable on such date) and to pay interest thereon, at the Interest Rate per annum specified above, until the principal hereof is paid or duly made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal, premium and/or interest. The Company will pay interest in arrears on each Interest Payment Date, if any, specified above (each, an "Interest Payment Date"), commencing with the first Interest Payment Date next succeeding the Original Issue Date specified above, and on the Maturity Date; provided, however, that if the Original Issue Date occurs
                      --------- -------
   between a Regular Record Date (as defined below) and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date next succeeding the Original Issue Date to the Holder of this Note on the Regular Record Date with respect to such second Interest Payment Date. Interest on this Note will be computed on the basis of a 360-day year of twelve 30-day months.

           Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Provisions" apply to this Note as specified above, this Note shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions".

           Interest on this Note will accrue from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for (or from, and including, the Original Issue Date if no interest has been paid or duly provided for with respect to this Note) to, but excluding, the applicable Interest Payment Date or the Maturity Date, as the case may be (each, an "Interest Period"). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the March 1 and September 1 next preceding the March 15 and

   September 15 (whether or not a Market Day, as defined below) Interest
   Payment Dates (the "Regular Record Date"); provided, however, that interest
                                              --------  -------
   payable on the Maturity Date will be payable to the person to whom the principal hereof and premium, if any, hereon shall be payable. Any such interest not so punctually paid or duly provided for on any Interest Payment Date with respect to this Note ("Defaulted Interest") will forthwith cease to be payable to the Holder on the Regular Record Date, and shall be paid to the person in whose name this Note is registered at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee hereinafter referred to, notice whereof shall be given to the Holder of this Note by the Trustee not less than 10 calendar days prior to such Special Record Date, or shall be paid at any time in any other lawful manner, all as more completely described in the Indenture applicable to this Note.

           "Business Day", as used herein for any particular location, means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in such location are authorized or obligated by law or executive order to close.

           Payment of principal of (and premium, if any) and any interest in respect of this Note due on the Maturity Date to be made in U.S. dollars will be made in immediately available funds upon presentation and surrender of this Note (and, with respect to any applicable repayment of this Note, a duly completed election form as contemplated on the reverse hereof) at the Paying Agent Office as the Company may determine; provided, however, that if such
                                              --------  -------
   payment is to be made in a Specified Currency other than U.S. dollars as set forth below, such payment will be made by wire transfer of immediately available funds to an account with a bank located in the Principal Financial Center of the country issuing the Specified Currency (or, for Notes denominated in European Currency Units ("ECUs"), to an ECU account) or other jurisdiction acceptable to the Company and the Paying Agent as shall have been designated by the Holder hereof at least five Business Days prior to the Maturity Date, provided that such bank has appropriate facilities therefor and that this Note (and, if applicable, a duly completed election form) is presented and surrendered at the aforementioned Paying Agent Office in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures. Such designation shall be made by filing the appropriate information with the Paying Agent at the Paying

   Agent Office in The City of New York, and, unless revoked, any such designation made with respect to this Note by its registered Holder will remain in effect with respect to any further payments with respect to this Note payable to its Holder. If a payment with respect to this Note cannot be made by wire transfer because the required designation has not been received by the Paying Agent on or before the requisite date or for any other reason, a notice will be mailed to the Holder of this Note at its registered address requesting a designation pursuant to which such wire transfer can be made and, upon the Paying Agent's receipt of such a designation, such payment will be made within five Business Days of such receipt. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the Holder of this Note.

           Payments of interest due on any Interest Payment Date other than the Maturity Date to be made in U.S. dollars will be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register maintained at the Payment Agent Office; provided, however,
                                                             --------  -------
   that a Holder of U.S. $10,000,000 (or, if the Specified Currency specified above is other than U.S. dollars, the equivalent thereof in the Specified Currency) or more in aggregate principal amount of Notes (whether having identical or different terms and provisions) will be entitled to receive interest payments on such Interest Payment Date by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Paying Agent not less than five calendar days prior to such Interest Payment Date. Any such wire transfer instructions received by the Paying Agent shall remain in effect until revoked by such Holder.

           If any Interest Payment Date or the Maturity Date falls on a day that is not a Market Day (as defined below), the required payment of principal, premium, if any, and/or interest need not be made on such day, but may be made on the next succeeding Market Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to the date of such payment on the next succeeding Market Day.

       As used herein, "Market Day" means:

       (a) for any Note other than a Note the repayment in respect of which is to be made in a Specified Currency other than U.S. dollars, any Business Day in The City of New York;

       (b) for a Note the payment in respect of which is to be made in a Specified Currency other than U.S. dollars, any Business Day in the Principal Financial Center (as defined below) of the country issuing such Specified Currency which is also a Business Day in The City of New York; and

       (c) for a Note the payment in respect of which is to be made in ECUs, any Business Day in The City of New York that is also not a day that appears as an ECU non-settlement day on the display designated as "ISDE" on the Reuters Monitor Money Rates Service (or a day so designed by the ECU Banking Association) or, if the ECU non-settlement days do not appear on that page (and are not so designated), is not a day on which payments in ECUs cannot be settled in the international interbank market).

           "Principal Financial Center" means the capital city of the country issuing the Specified Currency in respect of which payment on the Notes is to be made, except that with respect to U.S. dollars, Australian dollars, German Marks, Dutch Guilders, Italian Lire, Swiss Francs and ECUs, the Principal Financial Center shall be The City of New York, Sydney, Frankfurt, Amsterdam, Milan, Zurich and Luxembourg, respectively.

           The Company is obligated to make payment of principal, premium, if any, and interest in respect of this Note in the Specified Currency (or, if the Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued the Specified Currency as at the time of such payment is legal tender for the payment of such debts). If the Specified Currency is other than U.S. dollars, any such amounts so payable by the Company will be converted by the Exchange Rate Agent specified above into U.S. dollars for payment to the Holder of this Note; provided, however, that
                                                        --------  -------
   the Holder of this Note may elect to receive such amounts in the Specified Currency pursuant to the provisions set forth below.

           Payments of principal of (and premium, if any) and interest on any Note denominated in a Specified Currency other than U.S. dollars (a "Foreign Currency Note") will be made in U.S. dollars if the registered Holder of such Note on the relevant Regular Record Date, or at maturity, as the case may be, has transmitted a written request for such payment in U.S. dollars to the Paying Agent at the Paying Agent Office in The City of New York on or before such Regular Record Date, or the date 15 days before maturity, as the case may be. Such request may be in writing (mailed or hand delivered) or sent by cable, telex, or other form of facsimile transmission. Any such request made for any Note by a registered Holder will remain in effect for any further payments of principal of (and premium, if any) and interest on such Note payable to such Holder, unless such request is revoked on or before the relevant Regular Record Date or the date 15 days before maturity, as the case may be. Holders of Notes denominated in a Specified Currency other than U.S. dollars that are registered in the name of a broker or nominee should contact such broker or nominee to determine whether and how to elect to receive payments in U.S. dollars.

           The U.S. dollar amount to be received by a Holder of a Foreign Currency Note who elects to receive payment in U.S. dollars will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent as of 11:00 a.m., New York City time, on the second Market Day next preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Notes electing to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. If three such bid quotations are not available on the second Market Day preceding the date of payment of principal (and premium, if any) or interest for any Note, such payment will be made in the Specified Currency. All currency exchange costs associated with any payment in U.S. dollars on any such Note will be borne by the Holder thereof by deductions from such payment.

           A Holder of a Foreign Currency Note may elect to receive payment of the principal of and premium, if any, and interest on such Note in the Specified Currency by submitting a written request for such payment to the

   Trustee at its Corporate Trust Office in The City of New York on or prior to the applicable record date or at least 15 calendar days prior to the Maturity Date, as the case may be. Such written request may be mailed or hand-delivered or sent by cable, telex or other form of facsimile transmission. A Holder of a Foreign Currency Note may elect to receive payment in the applicable Specified Currency for all such principal, premium, if any, and interest payments and need not file a separate election for each payment. Such election will remain in effect until revoked by written notice to the Trustee, but written notice of any such revocation must be received by the Trustee on or prior to the applicable Record Date or at least 15 calendar days prior to the Maturity Date, as the case may be, Holders of Foreign Currency Notes whose Notes are to be held in the name of a broker or nominee should contact such broker or nominee to determine whether and how an election to receive payments in the applicable Specified Currency may be made.

           If the principal of (and premium, if any) or interest on any Note is payable in other than U.S. dollars and such Specified Currency (other than ECUs) is not available due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of such Note by making such payment (including any such payment at maturity) in U.S. dollars on the basis of the most recently available Exchange Rate. If the principal of (and premium, if any) and interest on any Note is payable in ECUs, and the ECU is not available due to the imposition of exchange controls or other circumstances beyond the control of the Company or the ECU is used neither as the unit of account of the European Communities nor as the currency of the European Union, the Company will be entitled to satisfy its obligations to the Holder of such Note by making such payment (including any such payment at maturity) in a component currency of the ECU chosen by the Exchange Rate Agent.

           Any U.S. dollar amount to be received by a Holder of a Foreign Currency Note will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M. New York City time, on the second Market Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Company for the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified

   Currency payable to all Holders of Foreign Currency Notes scheduled to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the Holder of such Foreign Currency Note by deductions from such payments. If three such bid quotations are not available, payments will be made in the Specified Currency.

           If the applicable Specified Currency is not available for the payment of principal, premium, if any, or interest with respect to a Foreign Currency Note due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to the Holder of such Foreign Currency Note by making such payment in U.S. dollars on the basis of the Market Exchange Rate on the second Market Day prior to such payment or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate or as otherwise specified in the applicable Pricing Supplement. The "Market Exchange Rate" for a Specified Currency other than U.S. dollars means the noon dollar buying rate in The City of New York for the cable transfer for such Specified Currency as certified for customs purposes by (or if not so certified, as otherwise determined by) the Federal Reserve Bank of New York.

           If payment in respect of a Foreign Currency Note is required to be made in any currency unit (e.g., ECU), and such currency unit is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control, then the Company will be entitled, but not required, to make any payments in respect of such Note in U.S. dollars until such currency unit is again available. The amount of each payment in U.S. dollars shall be computed on the basis of the equivalent of the currency unit in U.S. dollars, which shall be determined by the Company or its agent on the following basis. The component currencies of the currency unit for this purpose (collectively, the "Component Currencies" and each, a "Component Currency") shall be the currency amounts that were components of the currency unit as of the last day on which the currency unit was used. The equivalent of the currency unit in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalent of the Component Currencies. The U.S. dollar equivalent of each of the Component Currencies shall be determined by the Company or its agent on the basis of the most recently available Market Exchange Rate for each such Component Currency.

           If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of the currency as a Component Currency shall be divided or multiplied in the same proportion. If two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as Component Currencies shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Component Currency shall be replaced by the amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component Currency.

           All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note.

           Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and, if so specified above, in the Addendum hereto, which further provisions shall have the same force and effect as if set forth on the face hereof.

           Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

           IN WITNESS WHEREOF, Weingarten Realty Investors has caused this Note to be executed.

                                          WEINGARTEN REALTY INVESTORS


                                          By:
                                             ------------------------------
                                          Title:  Chairman/Chief Executive
                                                  Officer

   Dated:  May 22, 1995

   TRUSTEE'S CERTIFICATE OF
   AUTHENTICATION:

   This is one of the Notes of the series
   designated therein referred to in the
   within-mentioned Indenture.


   TEXAS COMMERCE BANK NATIONAL
   ASSOCIATION, as Trustee


   By:
      -----------------------------------
      Authorized Signatory for
      Chemical Bank, as Agent for
      Texas Commerce Bank National Association

                          WEINGARTEN REALTY INVESTORS
                       SENIOR MEDIUM-TERM NOTE, SERIES A
                                 (Fixed Rate)


           This Note is one of a duly authorized series of Debt Securities (the "Debt Securities") of the Company issued and to be issued under an Indenture, dated as of May 1, 1995, as amended, modified or supplemented from time to time (the "Indenture"), between the Company and Texas Commerce Bank National Association, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities, and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Note is one of the series of Debt Securities designated as "Medium-Term Notes, Series A Due 9 Months or more from Date of Issue" (the "Notes"). All terms used but not defined in this Note specified on the face hereof or in an Addendum hereto shall have the meanings assigned to such terms in the Indenture.

           This Note is issuable only in registered form without coupons. Notes denominated in U.S. dollars will be initially issued in denominations of $1,000 and integral multiples thereof, and Notes denominated in other than U.S. dollars will be initially issued in denominations of the amount of the Specified Currency for such Note equivalent, at the noon buying rate for cable transfers in The City of New York for such Specified Currency (the "Exchange Rate") on the first Market Day next preceding the date on which the Company accepts the offer to purchase such Note, to $1,000 and integral multiples thereof (or the equivalent thereof in the Specified Currency for such Note). Interest rates offered by the Company with respect to a Note may differ depending upon, among other things, the aggregate principal amount of the Notes purchased in any single transaction.

           This Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or repayable prior to the Stated Maturity Date.

           This Note will be subject to redemption at the option of the Company on any date on and after the Redemption Commencement Date, if any, specified on the face hereof, in whole or from time to time in part in increments of U.S. $1,000 or the minimum authorized denomination (provided that any remaining principal amount hereof shall be at least U.S. $1,000 or such minimum authorized denomination, at the Redemption Price (as defined below), together with unpaid interest accrued thereon to the date fixed for redemption (each, a "Redemption Date"), on notice given no more than 60 nor less than 30 calendar days prior to the Redemption Date and in accordance with the provisions of the Indenture. The "Redemption Price" shall initially be the Initial Redemption Percentage specified on the face hereof multiplied by the unpaid principal amount of this Note to be redeemed. The Initial Redemption Percentage shall decline at each anniversary of the Redemption Commencement Date by the Annual Redemption Percentage Reduction, if any, specified on the face hereof until the Redemption Price is 100% of unpaid principal amount to be redeemed. In the event of redemption of the Note in part only, a new Note of like tenor for the unredeemed portion hereof and otherwise having the same terms as this Note shall be issued in the name of the Holder hereof upon the presentation and surrender hereof.

           This Note will be subject to repayment by the Company at the option of the Holder hereof on the Optional Repayment Date(s), if any, specified on the face hereof, in whole or in part in increments of U.S. $1,000 or the minimum authorized denomination (provided that any remaining principal amount hereof shall be a minimum authorized denomination), at a repayment price equal to 100% of the unpaid principal amount to be repaid, together with unpaid interest accrued thereon to the date fixed for repayment (each, a "Repayment Date"). For this Note to be repaid, this Note must be received, together with the form herein entitled "Option to Elect Repayment" duly completed, by the Trustee at its corporate trust office not more than 60 nor less than 30 calendar days prior to the Repayment Date. Exercise of such repayment option by the Holder hereof will be irrevocable. In the event of repayment of this Note in part only, a new Note of like tenor for the unrepaid portion hereof and otherwise having the same terms as this Note shall be issued in the name of the Holder hereof upon the presentation and surrender hereof.

           If this Note is an Original Issue Discount Note as specified on the face hereof, the amount payable to the Holder of this Note in the event of redemption, repayment or acceleration of maturity will be equal to (i) the Amortized Face Amount (as defined below) as of the date of such event, plus
   (ii) with respect to any redemption, the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if any) minus 100% multiplied by the Issue Price specified on the face hereof, net of any portion of such Issue Price which has been paid prior to the Redemption Date, or the portion of the Issue Price (or the net amount) proportionate to the portion of the unpaid principal amount to be redeemed, plus (iii) any accrued interest to the date of such event the payment of which would constitute qualified stated interest payments within the meaning of Treasury Regulation 1.1273-1(c) under the Internal Revenue Code of 1986, as amended (the "Code"). The "Amortized Face Amount" shall mean an amount equal to (i) the Issue Price plus (ii) the aggregate portions of the original issue discount (the excess of the amounts considered as part of the "stated redemption price at maturity" of this Note within the meaning of Section 1273(a)(2) of the Code, whether denominated as principal or interest, over the Issue Price) which shall theretofore have accrued pursuant to Section 1272 of the Code (without regard to Section 1272(a)(7) of the Code) from the Original Issue Date to the date of determination, minus (iii) any amount considered as part of the "stated redemption price at maturity" of this Note which has been paid from the Original Issue Date to the date of determination.

           If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

           The Indenture contains provisions for defeasance of (i) the entire indebtedness of the Notes or (ii) certain covenants and Events of Default with respect to the Notes, in each case upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

           The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt

   Securities at any time by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all Debt Securities at the time outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the outstanding Debt Securities, on behalf of the Holders of all such Debt Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount of the outstanding Debt Securities, in certain instances, to waive, on behalf of all of the Holders of Debt Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and other Notes issued upon the registration of transfer hereof or in exchange heretofore or in lieu hereof, whether or not notation of such consent or waiver is made upon the Note.

           No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay principal, premium, if any, and interest in respect of this Note at the times, places and rate or formula, and in the coin or currency, herein prescribed.

           As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Note is registrable in the Security Register of the Company upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal hereof and any premium or interest hereon are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

           As provided in the Indenture and subject to certain limitations therein and herein set forth, this Note is exchangeable for a like aggregate principal amount of Notes of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

           No service charge shall be made for any such registration of transfer or exchange, but the company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder in whose name this Note is registered as the owner thereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

           The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such State.

                                 ABBREVIATIONS


           The following abbreviations, when used in the inscription on the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM  - as tenants in common  UNIF GIFT MIN ACT - ______ Custodian _______
   TEN ENT  - as tenants by the entireties              (Cust)           (Minor)
   JT TEN   - as joint tenants with rights of            Act ________________
               survivorship and not as tenants in common          (State)


           Additional abbreviations may also be used though not in the above list.


           FOR VALUE RECEIVED, the undesigned hereby sell(s), assign(s) and transfer(s) unto


   PLEASE INSERT SOCIAL SECURITY OR
                OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
   ________________________________

   ____________________________________________________________________________

   ----------------------------------------------------------------------------
   (Please print or typewrite name and address including postal zip code of assignee)

   ____________________________________________________________________________
   the within Note and all rights thereunder hereby irrevocably constituting and appointing

   ___________________________________________________________________ Attorney
   to transfer said Note on the books of the Trustee, with full power of substitution in the premises.


   Date: _____________________________       ________________________________

                                             ________________________________
                                             Notice: The signature(s) on this
                                             assignment must correspond with the
                                             name(s) as written upon the face of
                                             the within Note in every
                                             particular, without alteration or
                                             enlargement or any change
                                             whatsoever.

                           OPTION TO ELECT REPAYMENT


       The undersigned hereby irrevocably request(s) and instruct(s) the Company to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount to be repaid, together with unpaid interest accrued hereon to the Repayment Date, to the undersigned, at _________________________________________________________________________

   ____________________________________________________________________________
   (Please print or typewrite name and address of the undersigned)

       For this Note to be repaid, the Trustee must receive at its corporate trust office, not more than 60 nor less than 30 calendar days prior to the Repayment Date, this Note with this "Option to Elect Repayment" form duly completed.

       If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of U.S. $1,000 (or, if the Specified Currency is other than U.S. dollars, the minimum authorized denomination specified on the face hereof)) which the Holder elects to have repaid and specify the denomination or denominations (which shall be an authorized Denomination) of the Notes to be issued to the Holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid).

   Principal Amount
   to be Repaid:  $________________       __________________________________
                                          Notice: The signature(s) on this
                                          Option to Elect

   Date: __________________________       Repayment must correspond with the
                                          name(s) as written upon the face of
                                          the within Note in every particular,
                                          without alteration or enlargement or
                                          any change whatsoever.